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                       MFS GLOBAL TELECOMMUNICATIONS FUND

                   SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 2000

The description of how to purchase shares under the "How to Purchase, Exchange and Redeem Shares" section is hereby supplemented as follows:

Initial Offering

For the period from June 1, 2000 through June 26, 2000, the fund's distributor, MFS Fund Distributors, Inc. will be soliciting subscriptions for Class A, Class B and Class C shares of the fund. In order to facilitate investment of the proceeds raised during the initial offering period, the fund will close to purchases on June 27, 2000. The fund expects to commence its continuous offering of shares on or about August 1, 2000. During the period when the fund is closed to purchases, shareholders may redeem existing positions, but the fund will be closed to any new purchases.

The minimum subscription amount is $1,000. The fund's transfer agent, MFS Service Center, Inc. ("MFSC"), will accept checks accompanying applications for the purchase of shares of the fund received on June 27, 2000. Checks received prior to June 27, 2000 may be returned by MFSC. In addition, exchange orders from another fund in the MFS Family of Funds will also be accepted on June 27, 2000; exchange orders received prior to that date will be rejected. Shares subscribed for during the initial offering period will be sold to subscribers on the purchase date, which is expected to occur not later than June 27, 2000.


                  The date of this Supplement is June 20, 2000